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                                                                   EXHIBIT 10(X)

                                 FIRST AMENDMENT
                                       TO
                              FORBEARANCE AGREEMENT

         THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT, dated as of February 28, 2001, ("this Amendment") is executed by RESPONSE ONCOLOGY, INC., a Tennessee corporation ("Response"), RESPONSE ONCOLOGY MANAGEMENT OF SOUTH FLORIDA, INC., a Tennessee corporation ("Management"), RESPONSE ONCOLOGY OF TAMARAC, INC., a Florida corporation ("Tamarac") and RESPONSE ONCOLOGY OF FORT LAUDERDALE, INC., a Florida corporation ("Ft. Lauderdale"; Response, Management, Tamarac and Ft. Lauderdale are sometimes together referred to as the "Borrowers"); AMSOUTH BANK, an Alabama banking corporation ("AmSouth"), UNION PLANTERS BANK, NATIONAL ASSOCIATION, a national banking association, and BANK OF AMERICA, N.A., a national banking association and formerly known as NationsBank, N.A. (collectively, the "Lenders"), and AMSOUTH BANK, in its capacity as Agent for Lenders ("Agent").

                                    RECITALS

         A. The Borrowers, the Lenders and the Agent entered into a Credit Agreement dated as of June 10, 1999, as amended by a First Amendment thereto dated as of September 30, 1999 and a Second Amendment thereto dated as of March 30, 2000.

         B. In order to provide the Borrowers with a period of time within which to develop a plan to address the Borrowers' financial difficulties, the Borrowers, the Lenders and the Agent entered into a Forbearance Agreement dated as of December 29, 2000 (the "Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Agreement.

         C. The Borrowers and the Lenders now desire to extend the Forbearance Termination Date as set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrowers and the Lenders hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. Section 2.1(i) of the Agreement is hereby amended to read as follows:

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                  "(i) March 30, 2001."

         3. Section 2.7 is hereby added to the Agreement, and shall read, in its entirety, as follows:

                  2.7 Extension Fee. In consideration for the Lenders' agreement to extend the Forbearance Period as set forth herein, the Borrowers hereby agree to pay to the Agent for distribution to the Lenders Pro Rata, on the date of the Borrowers' execution of the First Amendment to Forbearance Agreement an extension fee in an amount equal to Twenty-Nine Thousand Nine Hundred Ten and 72/100 Dollars ($29,910.72), which shall be fully earned and not refundable by the Lenders.

         4. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         5. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of, or Event of Default under, the Agreement and the Loan Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

         6. This Amendment shall be governed by the laws of the State of Tennessee.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunder duly authorized as of the date first written above.

                                    RESPONSE ONCOLOGY, INC.


                                    By:  /s/ A. LaMacchia
                                       -----------------------------------------

                                         Title: /s/ President
                                               ---------------------------------



                                    RESPONSE ONCOLOGY MANAGEMENT OF SOUTH
                                    FLORIDA, INC.


                                    By:  /s/ A. LaMacchia
                                       -----------------------------------------

                                         Title: /s/ President
                                               ---------------------------------


                                    RESPONSE ONCOLOGY OF TAMARAC, INC.


                                    By:  /s/ A. LaMacchia
                                       -----------------------------------------

                                         Title: /s/ President
                                               ---------------------------------



                                    RESPONSE ONCOLOGY OF FORT LAUDERDALE, INC.


                                    By:  /s/ A. LaMacchia
                                       -----------------------------------------

                                         Title: /s/ President
                                               ---------------------------------


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                                    AMSOUTH BANK, as a Lender


                                    By: /s/ Cathy Wind
                                       -----------------------------------------

                                         Title: Vice President
                                               ---------------------------------


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                                    UNION PLANTERS NATIONAL BANK, as a Lender


                                    By: /s/ Elizabeth Rouse
                                       -----------------------------------------

                                         Title: Senior Vice President
                                               ---------------------------------



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                                    BANK OF AMERICA, N.A. (formerly known as
                                    NationsBank, N.A.), as a Lender


                                    By: /s/ David Colmie
                                       -----------------------------------------

                                         Title: Senior Vice President
                                               ---------------------------------




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                                    AMSOUTH BANK, as Agent


                                    By: /s/ Cathy Wind
                                       -----------------------------------------

                                         Title: Vice President
                                               ---------------------------------